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                                                                    Exhibit 10.7

                       AMENDMENT TO CONSULTING AGREEMENT
                       ---------------------------------


     THIS AMENDMENT, entered into this 11/th/ day of August, 1994 by and between Central Cooperative Bank, Somerville, Massachusetts (the "Bank") and Joseph R. Doherty (the "Consultant").

     WHEREAS, the Bank and the Consultant have previously entered into a Consulting Agreement as of March 31, 1992 (the "Agreement"); and

     WHEREAS, the parties are desirous of amending Section 3 of the Agreement to extend the term thereof.

     NOW, THEREFORE, it is AGREED that Section 3 of the Agreement be and is hereby amended to read in its entirety as follows:

     3.   Term.  The term of the Consultant's engagement under this Agreement
          ----
shall be for the period commencing on the Effective Date and ending March 31, 1997. Additionally, commencing on March 31, 1995 and on each subsequent annual anniversary date of the Effective Date the term of the Consultant's engagement hereunder shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Bank or the Consultant is received prior to an anniversary date advising the other party that this Agreement shall not be further extended. Any such written notice shall not effect any prior extensions of the term of the Consultant's engagement hereunder.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first hereinabove written.


ATTEST:                             CENTRAL CO-OPERATIVE BANK


/s/ Gladys N. Partamian             By: /s/ Burton F. Faulkner, Jr.
--------------------------------        ---------------------------------
Gladys N. Partamian                     Chairman of the Finance
                                        Committee


WITNESS                             CONSULTANT


/s/ George L. Doherty, Jr.          By: /s/ Joseph R. Doherty
--------------------------------        ---------------------------------
                                        Joseph R. Doherty